                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (date of earliest event reported):  September 20, 1996


                             WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)


         Delaware                      1-6214                 No. 13-2553920
(State or other jurisdiction      (Commission File             (IRS Employer
    of incorporation)                  Number)               Identification No.)

             420 Montgomery Street, San Francisco, California 94163
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (415) 477-1000


                                 Not Applicable
         (Former name or former address, if changed since last report)
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     Wells Fargo & Company (the "Company") hereby amends Exhibit 4(a) to the
Company's Current Report on Form 8-K dated September 20, 1996, filed with the Securities and Exchange Commission on September 20, 1996 (the "Form 8-K"), as set forth in the pages attached hereto.

Item 5:       Other Events
              ------------

     On September 19, 1996 Wells Fargo & Company (the "Company") authorized the sale and established the terms of up to 4,000,000 shares of Fixed/Adjustable Rate Noncumulative Preferred Stock, Series H, under Registration No. 333-10469.

Item 7:       Financial Statements and Exhibits
              ---------------------------------

          (a) Financial statements of businesses acquired:  Not applicable.

          (b) Pro forma financial information:  Not applicable.

          (c) Index of Exhibits:

              4(a) -- Certificate of Designation for the Fixed/Adjustable Rate Noncumulative Preferred Stock.


                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on September 23, 1996.


                                       WELLS FARGO & COMPANY



                                       By:  /s/ Paul D. Ardleigh
                                           ---------------------------
                                           Name:  Paul D. Ardleigh
                                           Title: Vice President



                                      2.